UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 21, 2021

FUSION ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39346	85-0849243
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

667 Madison Avenue, 5th Floor

New York, New York 10065

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 763-0169

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-fourth of one redeemable warrant	FUSE.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	FUSE	The New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	FUSE WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 21, 2021, Fusion Acquisition Corp., a Delaware corporation (the “Company”, also referred to as “us” and “we”), held a special meeting of its stockholders (the “Special Meeting”). At the Special Meeting, a total of 27,285,861 (or 62.37%) of the Company’s issued and outstanding shares of common stock held of record as of September 2, 2021, the record date for the Special Meeting, were present either in person or by proxy, which constituted a quorum. The Company’s stockholders voted on the following proposals at the Special Meeting, each of which was approved. The final vote tabulation for each proposal is set forth below.

1.	The Business Combination Proposal — to consider and vote upon a proposal to approve the agreement and plan of merger, dated as of February 11, 2021 (as amended and as it may be further amended and/or restated from time to time, the “Merger Agreement”), by and among Fusion Acquisition Corp. (“Fusion”), ML Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of Fusion (“Merger Sub”), and MoneyLion Inc., a Delaware corporation (“MoneyLion”); and the transactions contemplated thereby, pursuant to which Merger Sub will merge with and into MoneyLion with MoneyLion surviving the merger as a wholly owned subsidiary of Fusion (the transactions contemplated by the Merger Agreement, the “Business Combination” and such proposal, the “Business Combination Proposal”):

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
26,847,370	399,241	39,250	N/A

2.	The Charter Proposals — to consider and vote upon separate proposals to amend and restate, and further amend, assuming the Business Combination Proposal is approved and adopted, Fusion’s third amended and restated certificate of incorporation, dated June 25, 2020 (the “Current Charter”) as follows (such amended and restated certificate of incorporation referred to herein as the “A&R Charter” and the A&R Charter as further amended and restated, the “Proposed Charter”):

(i)	a proposal to approve and adopt, assuming the Business Combination Proposal is approved and adopted, the A&R Charter, which, if approved, would take effect upon the Closing (we refer to this proposal as “Charter Proposal A”); and

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
26,839,745	399,516	46,600	N/A

(ii)	a proposal to approve and adopt, assuming the Business Combination Proposal and Charter Proposal A are approved and adopted, an amendment to the A&R Charter to increase the number of authorized shares of Class A common stock, par value $0.0001 per share, of New MoneyLion (the “New MoneyLion Class A common stock”) from 380,000,000 to 2,000,000,000 and the total number of authorized shares from 401,000,000 to 2,200,000,000, which, if approved, would take effect upon the Closing (we refer to this proposal as “Charter Proposal B”).

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
26,773,948	462,012	49,901	N/A

3.	Proposal No. 3 — The Advisory Charter Proposals — to consider and vote upon separate proposals to approve, on a non-binding advisory basis, the following material differences between the Proposed Charter and the Current Charter, which are being presented in accordance with the requirements of the SEC as six separate sub-proposals (we refer to such proposals as the “Advisory Charter Proposals”):

(i)	to provide that New MoneyLion will have authorized capital stock of 2,200,000,000 shares, consisting of 2,000,000,000 shares of Class A common stock, par value $0.0001 per share (the “New MoneyLion Class A common stock”) and 200,000,000 shares of preferred stock, par value $0.0001 per share, as opposed to Fusion having authorized capital stock of 401,000,000 shares, consisting of 380,000,000 shares of Fusion Class A common stock, 20,000,000 shares of Fusion Class B common stock and 1,000,000 shares of preferred stock (we refer to such proposal as “Advisory Charter Proposal A”):

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
25,543,273	1,153,205	589,383	N/A

(ii)	to provide that directors of New MoneyLion may be removed from office only for cause and only with the affirmative vote of the holders of at least 66 2/3% of the voting power of the outstanding shares of stock of New MoneyLion (we refer to such proposal as “Advisory Charter Proposal B”):

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
25,563,933	1,139,227	582,701	N/A

(iii)	to change the stockholder vote required to amend certain provisions of the Proposed Charter (we refer to such proposal as “Advisory Charter Proposal C”):

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
25,850,087	844,847	590,927	N/A

(iv)	to change the stockholder vote required to amend the amended and restated bylaws of New MoneyLion (the “Proposed Bylaws”) (we refer to such proposal as “Advisory Charter Proposal D”):

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
25,847,456	842,418	595,987	N/A

(v)	to prohibit stockholders from acting by written consent by specifying that any action required or permitted to be taken by stockholders must be effected by a duly called annual or special meeting and may not be effected by written consent (we refer to such proposal as “Advisory Charter Proposal E”):

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
25,557,516	1,142,751	585,594	N/A

(vi)	to provide for certain additional changes, including, among other things, (i) changing the post-business combination company’s corporate name from “Fusion Acquisition Corp.” to “MoneyLion Inc.” and making the company’s corporate existence perpetual and (ii) removing certain provisions related to our status as a blank check company that will no longer apply upon consummation of the Business Combination, all of which our board of directors believes are necessary to adequately address the needs of the post-business combination company (we refer to such proposal as “Advisory Charter Proposal F”):

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
26,282,974	420,697	582,190	N/A

4.	The Stock Issuance Proposal — to consider and vote upon a proposal to approve, assuming the Business Combination Proposal and the Charter Proposals are approved and adopted, for the purposes of complying with the applicable listing rules of the NYSE, the issuance of (x) shares of Fusion Class A common stock pursuant to the terms of the Merger Agreement and (y) shares of Fusion Class A common stock to certain institutional investors (the “PIPE Investors”) in connection with the Private Placement (as defined below) (we refer to such proposal as the “Stock Issuance Proposal”):

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
26,813,554	422,720	49,587	N/A

5.	The Incentive Plan Proposal — to consider and vote upon a proposal to approve, assuming the Business Combination Proposal, the Charter Proposals and the Stock Issuance Proposal are approved and adopted, the MoneyLion Inc. Omnibus Incentive Plan (the “Incentive Plan”), including the authorization of the initial share reserve under the Incentive Plan (we refer to such proposal as the “Incentive Plan Proposal”):

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
26,785,604	447,398	52,859	N/A

6.	The ESPP Proposal — to consider and vote upon a proposal to approve, assuming the Business Combination Proposal, the Charter Proposals, the Stock Issuance Proposal and the Incentive Plan Proposal are approved and adopted, the MoneyLion Inc. Employee Stock Purchase Plan (the “ESPP”), including the authorization of the initial share reserve under the ESPP (we refer to such proposal as the “ESPP Proposal”):

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
26,810,569	424,969	50,323	N/A

7.	The Adjournment Proposal — to consider and vote upon a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, any of the Business Combination Proposal, the Charter Proposals, the Stock Issuance Proposal, the Incentive Plan Proposal and the ESPP Proposal (together the “condition precedent proposals”) would not be duly approved and adopted by our stockholders or we determine that one or more of the closing conditions under the Merger Agreement is not satisfied or waived (we refer to such proposal as the “Adjournment Proposal”):

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
26,492,392	747,126	46,343	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUSION ACQUISITION CORP.

	By:	/s/ John James
	Name:	John James
	Title:	Chief Executive Officer

Date: September 21, 2021